UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2013

GEORGIA GULF CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-09753	58-1563799
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

115 Perimeter Center Place, Suite 460, Atlanta, GA	30346
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 395 - 4500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 2.02.	Results of Operations and Financial Condition.

On January 14, 2013, Georgia Gulf Corporation (the “Company”) issued a press release announcing certain preliminary unaudited financial results for the fiscal year ended December 31, 2012. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 8.01	Other Events.

The information included in the press release announcing preliminary unaudited financial results for the fiscal year ended December 31, 2012 attached as Exhibit 99.1 hereto is incorporated herein by reference.

On January 14, 2013, the Company issued a press release announcing that it plans to change its name to “Axiall Corporation” after the consummation of the pending combination with the commodity chemicals business of PPG Industries, Inc. (“PPG”), and that at such time the Company’s common stock will trade on the New York Stock Exchange under the trading symbol “AXLL.” A copy of the press release is filed as Exhibit 99.2 hereto and is incorporated herein by reference.

In addition, on January 14, 2013, the Company issued a press release announcing its intention to offer, pursuant to an exemption under the Securities Act of 1933, $688.0 million in aggregate principal amount of senior notes due 2021 (the “Notes”). The Notes will be offered by Eagle Spinco Inc. (“Splitco”), which was formed to hold PPG’s commodity chemicals business and will become a wholly-owned subsidiary of the Company as part of the combination of that business and the Company’s business. The Notes are expected to be initially issued by Splitco to PPG as partial consideration for Splitco’s acquisition of PPG’s commodity chemicals business. A copy of the press release is filed as Exhibit 99.3 hereto and is incorporated herein by reference.

In a preliminary offering memorandum and marketing materials distributed to investors in connection with the private offering by Splitco described above, the Company disclosed certain information to prospective investors, including, but not limited to, with respect to the following:

•	certain descriptions and attributes of the combined company resulting from the combination of the Company’s business and PPG’s commodity chemicals business;

•	preliminary financial data of the Company for the year ended December 31, 2012;

•	certain summary unaudited historical combined and pro forma condensed combined financial information of the Company and PPG’s commodity chemicals business;

•	certain risk factors;

•	certain transaction agreement descriptions;

•	certain selected pro forma and historical financial data;

•	certain descriptions of the businesses of the Company and PPG’s commodity chemicals business; and

•	certain of the Company’s current and anticipated debt facilities and indebtedness.

The Company is filing as Exhibit 99.4 hereto the related information being disclosed by the Company pursuant to Regulation FD, which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Number	Exhibit

99.1	Press release, dated January 14, 2013

99.2	Press release, dated January 14, 2013

99.3	Press release, dated January 14, 2013

99.4	Certain information excerpted from the preliminary offering memorandum and disclosed pursuant to Regulation FD

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEORGIA GULF CORPORATION

	By:	/s/ Timothy Mann, Jr.
	Name:	Timothy Mann, Jr.
	Title:	Executive Vice President, General Counsel and Secretary

Date: January 14, 2013

EXHIBIT INDEX

Number	Exhibit

99.1	Press release, dated January 14, 2013

99.2	Press release, dated January 14, 2013

99.3	Press release, dated January 14, 2013

99.4	Certain information excerpted from the preliminary offering memorandum and disclosed pursuant to Regulation FD